Deutsche Bank 2007 Energy and Utilities Conference May 30, 2007 Miami Beach, FL

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the higher price of oil and its impact on the value of production tax credits, or the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance; including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the negotiation and impacts of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; timing, terms and proceeds from any asset sale or monetization; and implementation of new processes and new core information systems. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2006 Form 10-K and 2007 Form 10-Q, (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in our Forms 10-K and 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330.

Coal & Gas Midstream Power & Industrial Projects Unconventional Gas Production Detroit Edison MichCon DTE Energy Is an Integrated Energy Company Complementary Non-Utility Growth Businesses Strong, Stable and Growing Utilities Electric generation and distribution 2.2 million customers Fully regulated by Michigan Public Service Commission (MPSC) Natural gas distribution 1.3 million customers Fully regulated by MPSC Energy Trading Synthetic Fuel

Plans for Sustained Earnings Growth Continue to earn authorized ROE Build rate base through customer-focused investment program Expect to invest ~ $800M for environmental upgrades at Detroit Edison in 2007-2010 Investing in pipeline safety, system expansion and storage expansion at MichCon Continue to reduce costs, increase reliability and improve customer satisfaction through DTE's Performance Excellence Process Achieve full and timely incorporation of capital into rates Utilities Expect restructuring and asset sales to generate $1.25-1.55 billion in after-tax cash proceeds in 2007 Synfuel cash expected to be $900-1,000 million 2007-2009 Continued investment in areas where we see greatest opportunity, depending on restructuring timing and outcome Coal & Gas Midstream Unconventional Gas Production Power & Industrial Projects Non-Utilities

Utility Growth Non-Utility Monetization Summary

Utility Growth Investments on Track

DTE Energy

Detroit Edison



- Investing ~$800M on Clean Air Act compliance at 3,000 MW coal-fired Monroe plant from 2007-2010
- Investing $300-$350M in an Advanced Metering Infrastructure (AMI) over the next 6 years. Expect to select vendor Q3 2007
- License application for new nuclear power plant at the site of DTE's Fermi 2 plant – may submit in 2008

MichCon



- Distribution system expansion to meet demand growth in Western Michigan (~$75M capex, in service year end 2007/2008)
- Regulated gas storage expansion to increase summer storage by 17Bcf (~$75M capex, in service year end 2007)
- $40M investment in Panhandle connection (in service 2008)
- Inspect pipelines as required by Federal Pipeline Safety Act (~$10-20M capex per year)

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2006A 2007E 2008E 2009E 2010E Base capex 8304 8728 9077 9367 9697 Investing in Detroit Edison: Increasing Earnings Potential Capital Expenditures $850-950 $850-950 $750-950 $750-950 Not including new base-load generation ($ millions) Depreciation $480-490 $505-520 $525-550 $560-585 Equity Base ~$3,100 ~$3,800-3,900 Earnings Potential* $340-350 ~$420 ~5-6% annual earnings growth * See appendix for information regarding reconciliation to GAAP reported earnings ~$8,300 ~$9,700 Detroit Edison Potential Net Utility Plant 2006-2010

2006A 2007E 2008E 2009E 2010E Base capex 1841 1956 2000 2041 2088 Capital Expenditures $200-230 $200-250 $100-200 $100-200 ($ millions) Depreciation $95-100 $100-110 $105-115 $110-120 Equity Base ~$800 ~$900-950 Earnings Potential* $80-85 ~$100 ~5-6% annual earnings growth MichCon Potential Net Utility Plant 2006-2010 ~$1,900 ~$2,100 Investing in MichCon: Increasing Earnings Potential * See appendix for information regarding reconciliation to GAAP reported earnings

Performance Excellence Process Reduces the Need for Rate Increases Sustaining high levels of customer service Consistently achieving utility ROE target Reducing the impact of utility investments on customer rates Illustrative customer rate impact from sustained cost savings and high capital investment Revenue Deficiency Revenue Sufficiency 2006 2007 2008 2009 2010 Increasing need for rate increase due to investments Decreasing need for rate increases due to PEP savings Net required rate increase Performance Excellence Process is instrumental in:

Detroit Edison Rate Case Filing Straightforward case filed in April 2007 Projected cost reductions allowed us to cut our rate request almost in half $123M request is a 2.9% average rate increase Pre-hearing conference to set schedule for case is June 7 Expect final decision in 12 months Modest rate request is indicative of Michigan's constructive and collaborative regulatory environment on-going Performance Excellence Process Financial Benefits 2006 2007E 2008E 2009E 2010E O&M Savings 34 153 218 218 218 Capital Savings 11 25 32 32 32 PSCR Savings 53 45 50 50 50 Potential Benefits of Performance Excellence Process ($ millions, pre-tax) ~$95 $200-250 $250-350 2006 2007E 2008E 2009E 2010E Detroit Edison 34 114 160 160 160 MichCon 8 35 52 52 52 Corporate 1 4 6 6 6 $34 $150-200 $200-250 Sources of Potential Performance Excellence Process O&M Savings ($ millions, pre-tax) Cost to achieve $200-250 on-going The Performance Excellence Process is on schedule and delivering ongoing performance improvements and cost reductions

Utility Growth Non-Utility Monetization Summary

DTE Energy's Non-Utility Restructuring Proceeding Extremely Well

DTE Energy

Key Components of Non-Utility Restructuring:	Potential Proceeds
1) Explore sale of portion of unconventional gas reserves	
▪ Agreed to sell 100% of Antrim Gas Properties	~$800*
▪ Continuing to pursue strategic alternatives for the less mature Barnett properties	
2) Explore sale of partnership interest in and recapitalization of Power & Industrial business	$400M – 600M
3) Restructure peakers	$50M – 150M
4) Continuing to Explore strategic options for Energy Trading	

Non-Utility restructuring should better align the business with shareholder interests by reducing earnings volatility, providing more transparent valuation and directly driving shareholder value through the repurchase of parent company equity and debt

13

* The $800M is monetization proceeds only and excludes the $170M of accelerated Section 29 tax credits

Agreed to sell all Antrim Shale gas properties to Atlas Energy Resources First deal of its size in the Antrim Shale Interests in over 2,000 wells, 294,000 net acres and 60 mmcfd net production Strong value received for the low cost operator in the Antrim Shale Gross Proceeds of $1.225 Billion After Tax Proceeds in 2007 of $970 Million* Plan to use proceeds to buy back stock and redeem debt Expect deal to close on or about June 30, 2007 The sale of Antrim is a significant step in executing our non-utility monetization plans * Includes $800M of Monetization Proceeds and $170M of Accelerated Section 29 Tax Credits Non-Utility Restructuring: Sale of Antrim Gas Properties

Non-Utility Restructuring: Future Development of Barnett Assets Strong value realized for the mature Antrim assets made it a clear choice to complete this sale while we continue to pursue strategic alternatives for the less mature Barnett properties Concentrating on moving Barnett assets up the value curve Core assets - developed, value relatively transparent Western assets - less developed, earlier in life cycle; provide opportunity for significant upside Total Proven Reserves: 174 Bcf Total Probable Reserves: 266 Bcf Time, Capital Relative Value Unproven Acreage Proved Developed Producing Initial Development Full Development ILLUSTRATIVE Antrim Barnett Core Barnett Non-Core Mature Less Mature E&P Value Curve

DTE's investment approach in P&I Projects has resulted in a portfolio of projects following attractive features Non-Utility Restructuring: Explore Sale of Partnership Interest in and Recapitalization of Power & Industrial Business Received strong interest from potential investors Expect announcement in 3Q Long Term contracts ranging from 5 -25 years High Probability of Contract Renewal A solid customer profile Project locations at Customer Sites with long- term viability Limited sales volume risk Limited Commodity Exposure Predictable Operations and Maintenance expenditures Power & Industrial includes a portfolio of assets which supply energy and services to large industrial end-users We are planning: Sale of 50% equity interest in a portfolio of selected assets Recapitalization with non - recourse debt Transaction will achieve a more appropriate capital structure for the Power & Industrial Projects which have stable, contracted cash flow characteristics

Non-Utility Restructuring: Explore Sale of Partnership Interest in and Recapitalization of Power & Industrial Business Steel Projects On-Site Energy Projects 3 Coke Battery projects 3 PCI projects Coke is a critical raw material for the production of iron in blast furnaces at integrated steel mills PCI - Pulverized coal injected into blast furnaces at integrated mills in substitution for higher cost coke, natural gas and/or oil 9 projects in the automotive and airport sectors Projects provide private energy and utility services to the automotive industry and commercial airports Services include ownership and/or operation of facilities that provide electricity, steam, chilled water, wastewater treatment, compressed air, etc.

Non-Utility Restructuring: Sell or Restructure Peaker Assets Progress on Sale or Restructuring Moves will reduce future earnings drag* Plan completion of restructuring by year end * Operating earnings losses of $13M in 2006, reconciliation to GAAP reported earnings in appendix Purchase agreement executed Sales process initiated, expect final bids in Q2 2007 Exploring options Retain in utility portfolio Sell On books at scrap value, in cold standby Peaker Assets

Synfuels Expected to Produce $0.9-1.0B in Cash in 2007-2009 2007 2008 2009 Total 475 475 800 325 100 900 2007E 2008E 2009E Total Prior - Expected Synfuel Cash Flow* - Minimum 2007-2009 ($ millions) ~$475 ~$300 ~$125 ~$900 The Antrim sale shifts ~$170M of synfuel cash from 2008/2009 into 2007 through accelerated use of Section 29 tax credits Synfuel cash expected to be roughly evenly split between use of tax benefits and partner payments / oil hedge proceeds Hedging of net operating losses enables full production in 2007 (~21 million tons) * Assumes ~21 million tons of production in 2007; monetization may shift timing of cash flow 2007 2008 2009 Total 650 650 850 200 50 900 2007E 2008E 2009E Total Current - Expected Synfuel Cash Flow* - Minimum 2007-2009 ($ millions) ~$650 ~$200 ~$50 ~$900

Sources and Uses of Monetization Proceeds and Synfuel Cash Sources Near Term Uses Long Term Uses East 1.4 0.7 0.75 West 0.95 0.75 0.75 0.85 0.25 0.65 Synfuel $900-1,000 (2007-2009) Monetization Proceeds $1,250-1,550 (2007) Debt $800-900 (2007-2008) Share Repurchase* $650-$850 (2007) Utility Equity/Other $700-800 (2007-2009) Antrim Power & Industrial - $400-600 Peakers- $50-150 $170 $800 Monetization Proceeds and Synfuel Cash Sources and Uses ($ Millions) $2,150-2,550 $2,150-2,550 $2,150-2,550 Debt $600-700 (2007-2008) Share Repurchase* $650-$850 (2007) Utility Equity/Other $700-800 (2007-2009) Forward Sales ~$200M NPV (2007-2014) * Includes shares bought back under this program to date of ~ $159 million; Range reflects 62.5% of $1,050 to $1,350 million (excluding the $200M forward sales contracts)

With the signing of the agreement with Atlas, DTE Energy's Board of Directors approved up to $1.55 billion in common share repurchase authority, increased from the previous level of $700 million Deployment of Non-Utility Monetization Cash Proceeds We remain committed to using a significant portion of the after-tax monetization proceeds for share repurchase. Expect to repurchase $650 - 850 million based on current projections. Under this authority, approximately 3.1M shares (~$159M) have already been repurchased We are currently considering both open market repurchases and an accelerated share repurchase (ASR) plan Our goal is to complete the stock repurchase program by year-end

Continue to Invest in Focused Areas Where We See our Strongest Opportunities Non-Utility Investment Outlook Coal & Gas Midstream Expect to invest $60-70M in 2007 Investing $50M (2007/08) for 14 Bcf expansion of gas storage in Michigan Investing $30M for a Vector Pipeline Expansion - expected in-service Nov. 2007 Investing $200M (2007/08) for Millennium Pipeline, expected in-service in late 2008 Power & Industrial Projects: continue to look for opportunistic deals Pulverized Coal Injection facility for integrated steel company Energy project for paper mill located in Southern United States Unconventional Gas Explore opportunities for Barnett properties and will continue to prove up acreage

Utility Growth Non-Utility Monetization Summary

DTE Energy's Investment Thesis DTE Energy plans to create significant value for shareholders over the next five years The utilities are positioned to grow earnings 5-6% per year while driving a customer focused investment program Non-Utility monetization plans proceeding well, realizing shareholder value through the repurchase of parent company equity and debt redemption The balance sheet is stable and we have sufficient flexibility to execute our growth plan The dividend yield is attractive and as the payout ratio decreases, we are open to considering additional dividend increases

For More Information DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Unconventional Gas guidance has been reduced following the sale of Antrim 2007 Segment Earnings Guidance Operating Earnings* (2007 guidance not inclusive of future non-utility monetizations) ($ Millions) 2007 Revised Guidance * See note regarding reconciliation to GAAP reported earnings included in the appendix The revised earnings guidance assumes interest savings from parent company debt reduction Due to the timing of the share repurchase plan, revised EPS guidance will only be provided upon completion of all non-utility monetization efforts Expect the non-utility monetization efforts we have described to be accretive

Michigan's 21st Century Energy Plan Indicative of Collaborative Regulatory Environment Key Elements of the Plan Collaboratively developed with all of Michigan's stakeholders, including Detroit Edison Estimate 800 MW base load capacity and 2,200 MW peaking capacity needed by 2015 Base load built by utility Based on 1.2% annual electric demand growth forecast including the impact of energy efficiency program Pre-approval based on demonstrated need, non-bypassable surcharge Advocates legislative changes as an option to fix Michigan's hybrid electric regulatory structure (PA141) Recommends statewide Renewable Portfolio Standard (RPS) 3% by 2009 (can use existing resources) 7% - 10% by end of 2015 We applaud the MPSC's work in developing a plan to provide clean, reliable and cost- effective energy for Michigan's future Continued collaboration required to fully eliminate impediments to building new generation

Rate Case Filings Filed rate case April 13, 2007 Pre-hearing conference to set schedule for case is June 7 Anticipate rates will be effective mid-2008 Elements of filing: 2006 test year plus "known and measurable" changes 2008 revenue deficiency of $123M, which would increase rates by 2.9% on average $3.5 billion equity base, 50/50 debt/equity Requesting ROE of 11.25% (currently 11%) Seeking modifications to existing Choice Incentive Mechanism (CIM) which includes eliminating existing cap on recovery of lost revenue Proposing emission allowance pre- purchase plan Detroit Edison MichCon Considering a rate case in 2007, which would result in rates being effective year-end 2008 Base gas sales and increased storage utilization proceedings ongoing Expected elements of filing: 2006 test year plus "known and measurable" changes Revenue decoupling, which would allow for more aggressive conservation programs Full and timely recovery of capital investments

2007 Cash Impact of Antrim Transaction Gross Proceeds Net Tax Impacts * After-Tax Proceeds $1,225 ($255) $970 The transaction results in 2007 after-tax proceeds of $970 million Since the Antrim properties have been around for more than 10 years, they have a low tax basis This low tax basis is partially offset by the accelerated use of Section 29 tax credits ($ Millions) $170 $800 Impact of Accelerated Section 29 Tax Credits Monetization Proceeds * Net Tax Impacts include approximately $425 tax impact offset by $170 impact of accelerated Section 29 tax credits

Total Non-Utility Monetization Projected After-Tax Proceeds Reconciliation ($ Millions)

16 Net Production Rate (mmcf/day) 21 16 Gross Producing Wells 65 137 3/31/07 1/1/06 Reserves (Bcfe) Probable Reserves Proven Reserves 120 59 179 12/31/05 1/1/05 Acreage Position (thousands) Net Undeveloped Acres Net Developed Acres 62 76 64 16 82 12/31/06 1/1/06 123 12/31/06 3/31/07 1/1/06 12/31/06 4 65 14 3/31/07 81 12/31/06 266 174 440 Barnett Shale Operating Metrics 18

Reconciliation of 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q1 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q1 2007 Reported to Operating Earnings per Share Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliation of Q1 2006 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors.

Reconciliations of Cash From Operations to Adjusted Cash from Operations * accounted for in the investing activities section of the statement of cash flows Adjusted Cash From Operations Use of Adjusted Cash From Operations - DTE Energy management believes that adjusted cash from operations provide a more meaningful representation of the company's cash from ongoing operations and uses adjusted cash from operations as a primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses adjusted cash from operations to measure performance against budget and to report to the Board of Directors.

Reconciliation of 2006 Power & Industrial Projects Reported to Operating Earnings ($ millions, after-tax) Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2006 $0.07 + $0.04 = $0.11 Peaker and Biomass loss

Reconciliation of Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2007 guidance for operating earnings. It is likely that certain items that impact the company's 2007 reported results will be excluded from operating results. A reconciliation to the comparable 2007 reported earnings/net income guidance is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Throughout this presentation there are references to operating earnings, and illustrative profile of operating earnings for the years 2007 to 2010. These are not meant to constitute guidance, but rather are indicative of the long-term trends management currently expects from the business. It is likely that certain items that impact the company's reported results for those periods will be excluded from operating results. A reconciliation to the comparable reported earnings/net income amounts is not provided because it is not possible to provide a reliable forecast of specific line items such as oil hedging costs, Performance Excellence Process restructuring charges, impairments, and DTE2 implementation charges. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Forward Looking Projections: 2007-2010 2007 Reported Earnings to Operating Earnings